Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Del Frisco’s Restaurant Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mark S. Mednansky, Chief Executive Officer of the Company, and Thomas J. Pennison, Jr., Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2015	/s/ Mark S. Mednansky
Mark S. Mednansky
Chief Executive Officer
(Principal Executive Officer)

Dated: February 27, 2015	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr
Chief Financial Officer
(Principal Financial and Accounting Officer)